Exhibit 6

                    JOINT FILING AGREEMENT

      Time Warner Inc., Time TBS Holdings, Inc., Warner Communications Inc., Warner Cable Communications Inc., American Television and Communications Corporation and Time Warner Operations Inc. each hereby agrees, in accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, that the Amended and Restated Schedule 13D filed herewith, and any further amendments thereto, relating to shares of Class B Common Stock, par value $.0625 per share, of Turner Broadcasting System, Inc., is, and will be, filed jointly on behalf of each such person.

Dated:  August 31, 1995

                                    TIME WARNER INC.


                                    By:    /s/ Peter R. Haje
                                    Name:    Peter R. Haje
                                    Title:   Executive Vice
                                                President


                                    TIME TBS HOLDINGS, INC.


                                    By:    /s/ Thomas W. McEnerney
                                    Name:    Thomas W. McEnerney
                                    Title:   Vice President


                                    WARNER COMMUNICATIONS INC.


                                    By:    /s/ Peter R. Haje
                                    Name:    Peter R. Haje
                                    Title:   Executive Vice
                                                President


                                    WARNER CABLE COMMUNICATIONS INC.


                                    By:    /s/ Peter R. Haje
                                    Name:    Peter R. Haje
                                    Title:   Executive Vice
                                                President

                                    AMERICAN TELEVISION AND
                                    COMMUNICATIONS CORPORATION


                                    By:   /s/ Peter R. Haje
                                    Name:    Peter R. Haje
                                    Title:   Executive Vice
                                                President


                                    TIME WARNER OPERATIONS INC.


                                    By:   /s/ Peter R. Haje
                                    Name:    Peter R. Haje
                                    Title:   Executive Vice
                                                President